UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 20, 2006

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

                         001-16503                      98-0352587
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                 (Commission File Number)    (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
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                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01         Amendment of a Material Definitive Agreement

         On December 14, 2006, the Willis Group Holdings Limited Board Compensation Committee amended the terms of share option agreements entered into on March 19, 2004 and June 20, 2006 between Willis Group Holdings Limited and Thomas Colraine, Vice Chairman and Co-Chief Operating Officer until December 31, 2006 (the "agreements").

         Mr Colraine was granted on March 19, 2004 an option to purchase 75,000 Willis shares at $38.06 and on June 20, 2006 an option to purchase 250,000 Willis shares at $32.78 per share. In both cases the option price was the closing price of the Company's shares quoted on the New York Stock Exchange on the dates of grant. Provided employment is maintained, the option granted on March 19, 2004 vests in five equal tranches on January 1, 2005 and annually thereafter, and remains exercisable until the tenth anniversary of grant. Similarly, the option granted on June 20, 2006 vests in equal tranches on the second to fifth anniversaries of the date of grant and remains exercisable until the eighth anniversary of the date of grant.

         As previously reported on Form 8-K dated December 5, 2006, Mr Colraine will cease to be Vice Chairman and Co-Chief Operating Officer on December 31, 2006, and will cease to be an employee with effect from December 31, 2007.

         Under the original terms of the agreements, Mr Colraine would be entitled to purchase 30,000 shares at $38.06 within 30 days of his ceasing to be an employee.

         In recognition of Mr Colraine's service to the Company, the Board Compensation Committee has amended the agreements so that, on his ceasing to be an employee, Mr Colraine will be entitled to purchase 45,000 shares at $38.06 and 62,500 shares at $32.78, at any time until the options cease to be exercisable on the tenth and eighth anniversary of grant, respectively.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIS GROUP HOLDINGS LIMITED


Date: December 20, 2006.                By: /s/ Eric R Dinallo
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                                      Name: Eric R Dinallo
                                     Title: Group General Counsel